SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 15, 1999
                                                        -----------------



                           DaimlerChrysler Corporation
----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                 1-9161                   38-2673623
----------------------------------------------------------------------------
 (State or Other           (Commission             (I.R.S. Employer
 Jurisdiction of          File Number)            Identification No.)
 Incorporation)



                   1000 Chrysler Drive, Auburn Hills, MI 48326
-----------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code:  (248) 576-5741
                                                     --------------



                              Chrysler Corporation
-----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.   Other Events.

     As of February 15, 1999, DaimlerChrysler AG, the parent of Daimler Chrysler Corporation (the "Company"), has unconditionally and irrevocably guaranteed (the "Guarantee") punctual and full payment of the entire principal of (and premium, if any) and interest, if any, on all debt securities of the Company ("Debt Securities") that are the subject of (i) an indenture, dated as of March 1, 1985, as supplemented from time to time, by and between the Company and State Street Bank and Trust Company, as successor trustee (the "1985 Indenture") and (ii) a trust agreement, dated as of May 1, 1990, by and between the Company and Chase Manhattan Bank Delaware, as successor trustee (the "Trust Agreement").

     In order to provide for the Guarantee of the Debt Securities, the Company, the relevant trustee and DaimlerChrysler AG have entered into a (i) Fourth Supplemental Indenture, dated as of February 15, 1999 to the 1985 Indenture and
(ii) First Supplement, dated as of February 15, 1999 to the Trust Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

            Description                                           Exhibit No.

Fourth Supplemental Indenture by and among Daimler                    4.1
Chrysler Corporation, DaimlerChrysler AG and State
Street Bank and Trust Company, as successor trustee, dated as of February 15, 1999 to the Indenture, dated as of March 1, 1985.

First Supplement by and among DaimlerChrysler                         4.2
Corporation, DaimlerChrysler AG and Chase Manhattan
Bank Delaware, as successor trustee, dated February 15, 1999 to the Trust Agreement, dated as of May 1, 1990.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         DAIMLERCHRYSLER CORPORATION




                                         By: /s/H.E. Leese
                                             --------------------------------
                                              Name:   H.E. Leese
                                              Title:  Assistant Secretary


Dated: February 16, 1999

                                 EXHIBIT INDEX


           Description                                           Exhibit No.

 Fourth Supplemental Indenture by and among Daimler                  4.1
 Chrysler Corporation, DaimlerChrysler AG and State
 Street Bank and Trust Company, as successor trustee, dated as of February 15, 1999 to the Indenture, dated as of March 1, 1985.

 First Supplement by and among DaimlerChrysler                       4.2
 Corporation, DaimlerChrysler AG and Chase Manhattan
 Bank Delaware, as successor trustee, dated February 15, 1999 to the Trust Agreement, dated as of May 1, 1990.


                                                                    Exhibit 4.1
===============================================================================


                          DAIMLERCHRYSLER CORPORATION



                                       TO


                      STATE STREET BANK AND TRUST COMPANY,


                              as Successor Trustee


                              -------------------

                         FOURTH SUPPLEMENTAL INDENTURE


                         Dated as of February 15, 1999




                            Supplement to Indenture
                   Dated as of March 1, 1985, as supplemented



                              -------------------



                                Debt Securities



                        Guarantee by DaimlerChrysler AG

===============================================================================

                               TABLE OF CONTENTS
                                                                          Page

PARTIES.....................................................................1
RECITALS....................................................................1


                                  Article One
                                   Guarantee

Section 1.1           Obligation of Guarantor..............................2
Section 1.2           Reports, Etc. by Company, Guarantor..................3

                                  Article Two
                              Debt Security Forms

SECTION 2.1           Notation.............................................4
Section 2.2           New Debt Securities..................................4

                                 Article Three
                               General Provisions

Section 3.1           Recitals.............................................4
Section 3.2           Definitions..........................................5
Section 3.3           Conflict with Trust Indenture Act....................5
Section 3.4           Effect of Headings...................................5
Section 3.5           Successors and Assigns...............................5
Section 3.6           Separability Clause..................................5
Section 3.7           Benefits of Fourth Supplemental Indenture............5
Section 3.8           Governing Law........................................5
Section 3.9           Appointment of Agent for Service.....................5
Section 3.10          Indenture Confirmed..................................7
Section 3.11          No Security Interest Created.........................7
Section 3.12          Notices..............................................7

     FOURTH SUPPLEMENTAL INDENTURE, dated as of February 15, 1999, among, DAIMLERCHRYSLER CORPORATION (formerly named Chrysler Corporation), a Delaware corporation (the "Company"), having its principal place of business at 1000 Chrysler Drive, Auburn Hills, Michigan 48326, DAIMLERCHRYSLER AG, a German corporation in its capacity as guarantor of the securities issued by the Company (the "Guarantor") having its principal place of business at Epplestrasse 225, Stuttgart, Germany, and STATE STREET BANK AND TRUST COMPANY, as successor trustee (the "Trustee"), having its Corporate Trust Office at Two International Place, 4th floor, Boston, Massachusetts 02110, as Trustee under the Indenture of the Company dated as of March 1, 1985 (the "Indenture"), as heretofore amended and supplemented by a Supplemental Indenture dated as of May 30, 1986, a Supplemental Indenture dated as of December 31, 1989 and a Third Supplemental Indenture dated as of May 1, 1990.

                            RECITALS OF THE COMPANY

     WHEREAS, the Company and the Trustee entered into the Indenture, pursuant to which the Company has issued debentures, notes, bonds or other evidence of indebtedness (herein called the "Debt Securities").

     WHEREAS, Section 901(9) of the Indenture provides that the Company and the Trustee may, without the consent of any Holders, at any time and from time to time, enter into one or more supplements to the Indenture, in form satisfactory to the Trustee, to make provisions with respect to matters arising under the Indenture which shall not be inconsistent with any provision of the Indenture and which shall not affect adversely the interests of the Holders in any material respect.

     WHEREAS, the parties to the Indenture desire to amend the Indenture to add DaimlerChrysler AG as guarantor of the Debt Securities.

     WHEREAS, the Company is a wholly-owned subsidiary of the Guarantor.

     WHEREAS, the parties hereto have each duly authorized the execution and delivery of this Fourth Supplemental Indenture, and all things necessary have been done to make this Fourth Supplemental Indenture a valid agreement of the parties hereto.

         NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the covenants contained herein and intending to be legally bound hereby, it is mutually agreed for the equal and proportionate benefit of all Holders of the Debt Securities, as follows:

                                  ARTICLE ONE

                                   GUARANTEE

SECTION 1.1    Obligation of Guarantor.

     The Guarantor hereby irrevocably and unconditionally guarantees to each Holder of any Debt Security issued under the Indenture by the Company and authenticated and delivered by the Trustee, any successor Trustee, or any authenticating agent, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on each such Debt Security (including any additional amounts payable in accordance with the terms of any such Debt Security and the Indenture) and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of any such Debt Security when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, in accordance with the terms of such Debt Security and of the Indenture. In case of the failure of the Company punctually to make any such payment of principal (or premium, if any) or interest, if any (including any additional amounts as referred to above), or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity, if any, by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the Holder or otherwise, and as if such payment were made by the Company.

     The Guarantor will pay to the Holder of such Debt Security such additional amounts as may be necessary in order that every net payment of the principal of (and premium, if any, on) and interest, if any, on such Debt Security after deduction or other withholding for or on account of any present or future tax, assessment, duty or other governmental charge of any nature whatsoever imposed, levied or collected by or on behalf of the country in which the Guarantor is organized or any political subdivision or taxing authority thereof or therein having power to tax, will not be less than the amount provided for in such Debt Security to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts will not apply on account of any tax, assessment, duty or other governmental charge which is payable (a) otherwise than by deduction or withholding from payments of principal of (or premium, if any, on) or interest, if any, on such Debt Security; or (b) by reason of the Holder having, or having had, some personal or business connection with the country in which the Guarantor is organized and not merely by reason of the fact that payments are, or for the purposes of taxation are deemed to be, from sources in, or secured in, the country in which the Guarantor is organized; or
(c) by reason of a change in law or official practice of any relevant taxing authority that becomes effective on or after the date hereof for payment of principal (or premium, if any), or interest, if any, in respect of such Debt Security; or (d) by reason of any estate, excise, inheritance, gift, sales, transfer, wealth, personal property tax or any similar assessment or governmental charge; or (e) as a result of the failure of the Holder to satisfy any statutory requirements or make a declaration of nonresidence or other similar claim for exemption to the relevant tax authority; or (f) owing to any combination of clauses (a) through (e) above.

     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of any such Debt Security or the Indenture or this guarantee, the absence of any action to enforce the same, any waiver or consent by the Holder of any such Debt Security or by the Trustee or the Paying Agent with respect to any provisions thereof or of the Indenture or this guarantee, the existence of any judgment against the Company, as the Company, or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Debt Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of any such Debt Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of all of the obligations of the Guarantor contained in the Indenture and any such Debt Securities and in the Guarantees. If the Trustee or the Holder of any such Debt Security is required by any court or otherwise to return (and does so return) to the Company or the Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of any such Debt Security, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it lawfully may do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Section 502 of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy, insolvency, reorganization or other similar law of the United States or Germany or any other applicable country or jurisdiction preventing such acceleration in respect of the obligations guaranteed hereby.

     The Guarantor shall be subrogated to all rights of the Holders of such Debt Securities of a particular series against the Company in respect of any amounts paid to such Holders by the Guarantor pursuant to the provisions of the Guarantees under the Indenture; provided however, that the Guarantor shall not be entitled to receive any payments arising out of the subrogation from the Company (i) while any Event of Default shall have occurred and be continuing with respect to any Debt Securities issued by the Company under Sections 501(l), 501(2), 501(3), 501(5), 501(6), or 501(4) of the Indenture (but only to the extent such Event of Default under Section 501(4) of the Indenture arises out of a default by the Company under the covenants set forth in Sections 1001, 1004 or 1005 of the Indenture),or (ii) any default (which with the passage of time would become an Event of Default) with respect to any Debt Securities issued by the Company, under Section 501(1) or 501(2) of the Indenture shall have occurred and be continuing.

SECTION 1.2    Reports, Etc. by Company, Guarantor .

     The Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. No such information, documents or reports need to be filed by the Company if, pursuant to the rules and regulations of the Commission, it is exempt from such filing requirements by virtue of the existence of the Guarantee.

                                  ARTICLE TWO

                              DEBT SECURITY FORMS

SECTION 2.1    Notation.

     Debt Securities issued after the date hereof or upon any registration of transfer or exchange of Debt Securities shall be imprinted by the Trustee with the following notation:

          "DaimlerChrysler AG, a German corporation, has guaranteed the due and punctual payment of the principal of and premium, if any, and interest on this Debt Security, and the holder of this Debt Security is entitled to the benefits of such guarantee. Reference is hereby made to the Fourth Supplemental Indenture dated as of February 15, 1999, copies of which are on file with the Trustee, for the precise terms of the guarantee therein made."

SECTION 2.2    New Debt Securities.

     If the Company shall so determine and notify the Trustee via a Company Order, new Debt Securities so modified as to conform, in the opinion of the Trustee and the Company, to this Fourth Supplemental Indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities, instead of being imprinted as hereinabove provided.

                                 ARTICLE THREE

                               GENERAL PROVISIONS

SECTION 3.1    Recitals.

     The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to validity or sufficiency of this Fourth Supplemental Indenture.

SECTION 3.2    Definitions.

     Terms used in this Fourth Supplemental Indenture which are defined in the Indenture and not otherwise defined herein shall have the respective meanings set forth in the Indenture.

SECTION 3.3    Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Fourth Supplemental Indenture, the latter provision shall control. If any provision of this Fourth Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Fourth Supplemental Indenture only as so modified or excluded, as the case may be.

SECTION 3.4    Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction thereof.

SECTION 3.5    Successors and Assigns.

     All covenants and agreements in this Fourth Supplemental Indenture by each of the parties hereto shall bind or inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 3.6    Separability Clause.

     In case any provision in this Fourth Supplemental Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.7    Benefits of Fourth Supplemental Indenture.

     Nothing in this Fourth Supplemental Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Fourth Supplemental Indenture.

SECTION 3.8    Governing Law.

     This Fourth Supplemental Indenture shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Indenture and its construction.

SECTION 3.9    Appointment of Agent for Service.

     By the execution and delivery of this Fourth Supplemental Indenture, the Guarantor designates and appoints DaimlerChrysler North America Holding Corporation, in the Borough of Manhattan, City and State of New York, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Debt Securities, the Guarantees or the Indenture which may be instituted in any Federal or New York State Court located in the Borough of Manhattan, City and State of New York, but for that purpose only, and agrees that service of process upon said DaimlerChrysler North America Holding Corporation, directed to the attention of Treasurer, and written notice of said service given by the Person serving the same to it, addressed to DaimlerChrysler North America Holding Corporation, 375 Park Avenue, Suite 3001, New York, New York 10152, shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in such Borough, City and State. The Guarantor hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and irrevocably waives, to the fullest extent it may lawfully do so, any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding in any such court and irrevocably waives, to the fullest extent it may lawfully do so, any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Such submission and waiver shall be irrevocable so long as any of the Debt Securities remain outstanding and such appointment shall be irrevocable until the appointment of a successor by the Guarantor with the consent of the Trustee and such successor's acceptance of such appointment. Upon such acceptance, the Guarantor shall notify the Trustee, in writing, of the name and address of such successor. The Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said DaimlerChrysler North America Holding Corporation or its successor in full force and effect so long as any of the applicable Debt Securities shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Guarantor to take any such action above.

     The Guarantor agrees to the fullest extent that it lawfully may do so, that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Guarantor and may be enforced in the courts of Germany (or any other courts to the jurisdiction of which the Guarantor is subject) by a suit upon such judgment, provided that service of process is effected upon the Guarantor in the manner specified in the foregoing paragraph or as otherwise permitted by law; provided, however, that the Guarantor does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (1) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment, (2) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration of, any such judgment, (3) any defense to a claim for punitive damages and the like, (4) the defense of payment, or (5) any other right or remedy of the Guarantor to the extent not expressly waived in accordance with this Section 5.9.

     Nothing in this Section shall affect the right of the Trustee or any Holder of any Debt Security to serve process in any manner permitted by applicable law or limit the right of the Trustee or any Holder of any Debt Security to bring proceedings against the Company and/or the Guarantor, in the courts of any other jurisdiction or jurisdictions.

SECTION 3.10    Indenture Confirmed.

     The Indenture, except as herein amended, supplemented or modified, is in all respects ratified and confirmed by this Fourth Supplemental Indenture, and the provisions of this Fourth Supplemental Indenture shall be deemed to be a part of the Indenture.

SECTION 3.11    No Security Interest Created.

     Nothing in this Fourth Supplemental Indenture or in the Debt Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Guarantor or its Subsidiaries is or may be located.

SECTION 3.12   Notices.

     Any request, demand, authorization, direction, notice, consent, waiver of Act of Holders or other document provided or permitted by the Indenture or this Fourth Supplemental Indenture to be made upon, given or furnished to or filed with any of the parties hereto shall be furnished in writing to such party at the address set forth in the preamble to this Fourth Supplemental Indenture.

     This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


ATTEST:                            DAIMLERCHRYSLER CORPORATION


/s/ Holly Leese                    By: /s/ T.P. Capo
-----------------------------          ---------------------------------------
Name:    Holly Leese                   Name:  T.P. Capo
Title:   Assistant Secretary           Title: Sr. Vice President and Treasurer


(Corporate Seal)


                                   DAIMLERCHRYSLER AG


                                   By:  /s/ Horst Eidermuller
                                        ----------------------------------
                                        Name:    Horst Eidermuller
                                        Title:   Vice President


                                   By:  /s/ Siegfried Schwung
                                        ----------------------------------
                                        Name:    Siegfried Schwung
                                        Title:   Associate General Counsel

ATTEST:                            STATE STREET BANK AND TRUST COMPANY,
                                   as successor Trustee


/s/ James E. Mogavero              By:  /s/ Brian J. Curtis
-----------------------------          ---------------------------------------
Name:  James E. Mogavero               Name:  Brian J. Curtis
Title: Vice President                  Title: Assistant Vice President


(Corporate Seal)

                                ACKNOWLEDGMENTS



STATE OF MICHIGAN                    )
                                      ss.:
COUNTY OF OAKLAND                    )

     On this 9th day of February, 1999, before me appeared T.P. Capo, to me personally known, who, being by me duly sworn, did say that he is the Senior Vice President and Treasurer of DAIMLERCHRYSLER CORPORATION, one of the parties described in and which executed the above instrument, and that the seal affixed to such instrument is the seal of such company, and that such instrument was signed and sealed on behalf of such company by authority of its Board of Directors, and such T.P. Capo acknowledged such instrument to be the free act and deed of such company.

                                    /s/ Lena Zolin
                                    ----------------------------------------
[NOTARIAL SEAL]                      Notary Public
                                     My Commission Expires October 12, 2001

COMMONWEALTH OF MASSACHUSETTS        )
                                      ss.:
COUNTY OF SUFFOLK                    )

     On this 10th day of February, 1999, before me appeared Brian J. Curtis, to me personally known, who, being by me duly sworn, did say that he or she is the Assistant Vice President of STATE STREET BANK AND TRUST COMPANY one of the parties described in and which executed the above instrument, and that he or she knows the corporate seal of such company, and that the seal affixed to such instrument is such company seal; and that it was so affixed pursuant to authority of the Board of Directors of such company, and that he or she signed his or her name thereto pursuant to like authority.

                                   /s/ James M. Coolidge
                                   --------------------------------
[NOTARIAL SEAL]                    Notary Public
                                   Commission Expires June 19, 2003

                                                                    Exhibit 4.2

==============================================================================


                               AUBURN HILLS TRUST



                               -----------------



                          DAIMLERCHRYSLER CORPORATION,



                              DAIMLERCHRYSLER AG,


                                   Guarantor


                                      and


                         CHASE MANHATTAN BANK DELAWARE,
                                    Trustee


                               -----------------

                                FIRST SUPPLEMENT
                         Dated as of February 15, 1999

                                       to

                                TRUST AGREEMENT
                            Dated as of May 1, 1990


==============================================================================

                               Table of Contents
                                                                      Page

PARTIES................................................................1
RECITALS...............................................................1


                                  ARTICLE ONE
                                 DCAG GUARANTY

Section 1.1           Obligation of DCAG..............................1
Section 1.2           Reports, Etc. by Company, DCAG..................2

                                  ARTICLE TWO
                               CERTIFICATE FORMS

Section 2.1           Notation........................................2
Section 2.2           New Certificates................................3

                                 ARTICLE THREE
                               GENERAL PROVISIONS

Section 3.1           Recitals........................................3
Section 3.2           Definitions.....................................3
Section 3.3           Conflict with Trust Indenture Act...............3
Section 3.4           Effect of Headings..............................3
Section 3.5           Successors and Assigns..........................3
Section 3.6           Separability Clause.............................3
Section 3.7           Benefits of First Supplement....................4
Section 3.8           Governing Law...................................4
Section 3.9           Appointment of Agent for Service................4
Section 3.10          Trust Agreement Confirmed.......................5
Section 3.11          Notices.........................................5

     FIRST SUPPLEMENT (the "First Supplement"), dated as of February 15, 1999, among DAIMLERCHRYSLER CORPORATION (formerly named Chrysler Corporation), a Delaware corporation (the "Company"), having its principal place of business at 1000 Chrysler Drive, Auburn Hills, Michigan 48326, DAIMLERCHRYSLER AG, a German corporation in its capacity as guarantor of the Certificates ("DCAG") having its principal place of business at Epplestrasse 225, Stuttgart, Germany, and CHASE MANHATTAN BANK DELAWARE, as trustee (the "Trustee"), having its Corporate Trust Office at 1201 Market Street, Wilmington, Delaware 19801, to the Trust Agreement of the Company and the Trustee (the "Trust Agreement") dated as of May 1, 1990.


                                    RECITALS

     WHEREAS, Section 901(7) of the Trust Agreement provides that the Company and the Trustee may, without the consent of any Holders, at any time and from time to time, enter into one or more supplements to the Trust Agreement, in form satisfactory to the Trustee, to make provisions with respect to matters arising under the Trust Agreement which shall not be inconsistent with any provision of the Trust Agreement and which shall not affect adversely the interests of the Holders in any material respect.

     WHEREAS, the parties to the Trust Agreement desire to amend the Trust Agreement to add DaimlerChrysler AG as a guarantor of the Company's obligations under the Trust Agreement.

     WHEREAS, the Company is a wholly owned subsidiary of DCAG.

     WHEREAS, the parties hereto have each duly authorized the execution and delivery of this First Supplement, and all things necessary have been done to make this First Supplement a valid agreement of the parties hereto, in accordance with its terms.

     NOW, THEREFORE, THIS FIRST SUPPLEMENT WITNESSETH:

     For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually convenanted and agreed, for the equal and proportionate benefit of the Trustee and all Holders of Certificates, as follows:

                                  ARTICLE ONE

                                 DCAG GUARANTY

SECTION 1.1    OBLIGATION OF DCAG.

     DCAG hereby unconditionally guarantees (the "DCAG Guaranty") to the Trustee and each Holder of a Certificate executed and delivered by the Trustee the due and punctual payment of the principal of, and interest on, such Certificate, when and as the same shall become due and payable, and the due and punctual payment of all other amounts payable to the Holder of each Certificate pursuant to the terms of the Trust Agreement. In case any such principal or interest is not punctually paid as provided in the Trust Agreement, DCAG hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, as if such payment were made as provided in the Trust Agreement. This DCAG Guaranty is an absolute, unconditional, continuing and irrevocable guaranty of payment and not of collectibility or performance. DCAG hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, legality or enforceability of any or all of the Certificates, the Trust Agreement or this DCAG Guaranty, the absence of any action to enforce the same, the waiver or consent by the Holder of any Certificate, the Company or the Trustee with respect to any provisions thereof or of the Trust Agreement, the recovery of any judgment against any Person or any action to enforce the same, or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor and irrespective of any other circumstance that might otherwise limit the recourse against the Company or DCAG, as the case may be, by the Holder of any Certificate. DCAG hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of any proceeding with respect to the rentals or other properties received by the Trustee hereunder, any right to require a proceeding first against the rentals or other properties received by the Trustee hereunder, protest or notice with respect to each Certificate or the interest evidenced thereby and all demands whatsoever, and DCAG hereby covenants that this DCAG Guaranty will not be discharged except by payment as provided in the Trust Agreement and then only to the extent of such payment.

     Payment hereunder shall for all purposes of the Trust Agreement (including the obligation to pay rentals pursuant to Section 1001 of the Trust Agreement, determination of the occurrence of a default under Section 501 of the Trust Agreement and cures of defaults under Sections 502 and 513 of the Trust Agreement) have the same effect, to the extent of such payment, as an equivalent payment of rentals on the same date and shall extinguish any related rental payment obligation of the Company.

SECTION 1.2    Reports, Etc. by Company, DCAG .

     DCAG shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE TWO

                               CERTIFICATE FORMS

SECTION 2.1    Notation.

     Certificates issued after the date hereof or upon any registration of transfer or exchange of Certificates shall be imprinted by the Trustee with the following notation (as well as the notation set forth in Section 204 of the Trust Agreement):

        "DaimlerChrysler AG, a German corporation, has guaranteed the due and punctual payment of the principal of and premium, if any, and interest on this Certificate, and the holder of this Certificate is entitled to the benefits of such guaranty. Reference is hereby made to the First Supplement, dated as of February 15, 1999, to the Trust Agreement, dated as of May 1, 1990, between the Company and the Trustee, copies of which are on file with the Trustee, for the precise terms of the guaranty therein made."

SECTION 2.2    New Certificates.

     If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Trustee and the Company, to this First Supplement may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Certificates, instead of being imprinted as hereinabove provided.

                                 ARTICLE THREE

                               GENERAL PROVISIONS

SECTION 3.1    Recitals.

     The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to validity or sufficiency of this First Supplement.

SECTION 3.2    Definitions.

     Terms used in this First Supplement which are defined in the Trust Agreement and not otherwise defined herein shall have the respective meanings set forth in the Trust Agreement.

SECTION 3.3    Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this First Supplement, the latter provision shall control. If any provision of this First Supplement modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplement only as so modified or excluded, as the case may be.

SECTION 3.4    Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction thereof.

Section 3.5    Successors and Assigns.

     All covenants and agreements in this First Supplement by each of the parties hereto shall bind or inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 3.6    Separability Clause.

     In case any provision in this First Supplement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.7    Benefits of First Supplement.

         Nothing in this First Supplement or in the Certificates, express or implied, shall give to any Person, other than the Holders, parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this First Supplement.

SECTION 3.8    Governing Law.

     This First Supplement shall be governed by and construed in accordance with the laws of the jurisdiction which govern the Trust Agreement and its construction.

SECTION 3.9    Appointment of Agent for Service.


     By the execution and delivery of this First Supplement, DCAG designates and appoints DaimlerChrysler North America Holding Corporation, in the Borough of Manhattan, City and State of New York, as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Certificates, the DCAG Guaranty or this First Supplement which may be instituted in any Federal or New York State Court located in the Borough of Manhattan, City and State of New York, but for that purpose only, and agrees that service of process upon said DaimlerChrysler North America Holding Corporation, directed to the attention of Treasurer, and written notice of said service given by the Person serving the same to it, addressed to DaimlerChrysler North America Holding Corporation, 375 Park Avenue, Suite 3001, New York, New York 10152, shall be deemed in every respect effective service of process upon it in any such suit or proceeding in any Federal or State court in such Borough, City and State. DCAG hereby submits (for the purposes of any such suit or proceeding) to the jurisdiction of any such court in which any such suit or proceeding is so instituted, and irrevocably waives, to the fullest extent it may lawfully do so, any objection it may have now or hereafter to the laying of the venue of any such suit, action or proceeding in any such court and irrevocably waives, to the fullest extent it may lawfully do so, any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Such submission and waiver shall be irrevocable so long as any of the Certificates remain outstanding and such appointment shall be irrevocable until the appointment of a successor by DCAG with the consent of the Trustee and such successor's acceptance of such appointment. Upon such acceptance, DCAG shall notify the Trustee, in writing, of the name and address of such successor. DCAG further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said DaimlerChrysler North America Holding Corporation or its successor in full force and effect so long as any of the applicable Certificates shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by DCAG to take any such action above.

     DCAG agrees to the fullest extent that it lawfully may do so, that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon DCAG and may be enforced in the courts of Germany (or any other courts to the jurisdiction of which DCAG is subject) by a suit upon such judgment, provided that service of process is effected upon DCAG in the manner specified in the foregoing paragraph or as otherwise permitted by law; provided, however, that DCAG does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of,
(1) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment, (2) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration of, any such judgment, (3) any defense to a claim for punitive damages and the like, (4) the defense of payment, or (5) any other right or remedy of DCAG to the extent not expressly waived in accordance with this
Section 3.9.

     Nothing in this Section shall affect the right of the Trustee or any Holder of any Certificate to serve process in any manner permitted by applicable law or limit the right of the Trustee or any Holder of any Certificate to bring proceedings against the Company and/or DCAG, in the courts of any other jurisdiction or jurisdictions.

SECTION 3.10   Trust Agreement Confirmed.

         The Trust Agreement, except as herein amended, supplemented or modified, is in all respects ratified and confirmed by this First Supplement, and the provisions of this First Supplement shall be deemed to be a part of the Trust Agreement.

SECTION 3.11   Notices.

     Any request, demand, authorization, direction, notice, consent, waiver of Act of Holders or other document provided or permitted by the Trust Agreement or this First Supplement to be made upon, given or furnished to or filed with any of the parties hereto shall be furnished in writing to such party at the address set forth in the preamble to this First Supplement.

     This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplement to be duly executed, and their respective seals to be hereunto affixed and attested all as of the day and year first above written.

                                   DAIMLERCHRYSLER CORPORATION


                                   By: /s/ T.P. Capo
                                       --------------------------------------
                                       Name:  T.P. Capo
                                       Title: Sr. Vice President and Treasurer
[Seal]

Attest:


/s/ Holly Leese
-----------------------------
Name:     Holly Leese
Title:    Assistant Secretary


                                   DAIMLERCHRYSLER AG,
                                   as guarantor


                                   By: /s/ Horst Eidermuller
                                       ----------------------------
                                       Name:   Horst Eidermuller
                                       Title:  Vice President


                                   By: /s/ Siegfried Schwung
                                       ------------------------------------
                                       Name:   Siegfried Schwung
                                       Title:  Associate General Counsel

                                   CHASE MANHATTAN BANK DELAWARE


                                   By: Denis Kelly
                                       ------------------------
                                       Name:  Denis Kelly
                                       Title: Trust Officer
[Seal]

Attest:


/s/ John J. Cashin
-----------------------
 Name:   John J. Cashin
 Title:  Vice President

STATE OF MICHIGAN            )
                               ss.:
COUNTY OF OAKLAND            )

     On this 9th day of February, 1999, before me appeared T.P. Capo, to me personally known, who, being by me duly sworn, did say that he is the Senior Vice President and Treasurer of DAIMLERCHRYSLER CORPORATION, one of the parties described in and which executed the above instrument, and that the seal affixed to such instrument is the seal of such company, and that such instrument was signed and sealed on behalf of such company by authority of its the Board of Directors, and such T.P. Capo acknowledged such instrument to be the free act and deed of such company.

                                   /s/ Lena Zolin
                                   --------------------------------------
[NOTARIAL SEAL]                    Notary Public
                                   My Commission Expires October 12, 2001

STATE OF DELAWARE                 )
                                   ss.:
COUNTY OF NEW CASTLE              )

     On this 10th day of February, 1999, before me appeared Denis Kelly, to me personally known, who, being by me duly sworn, did say that he is a Trust Officer of CHASE MANHATTAN BANK DELAWARE, one of the parties described in and which executed the above instrument, and that the seal affixed to such instrument is the seal of such company, and that such instrument was signed and sealed on behalf of such company by authority of its Board of Directors, and such Denis Kelly acknowledged such instrument to be the free act and deed of such company.

                                   /s/ Maria G. Panella
                                   ------------------------------------
[NOTARIAL SEAL]                    Notary Public
                                   My Commission Expires August 7, 2000